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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 21, 2007

                            IVIVI TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


          NEW JERSEY                 001-33088                    22-2956711
          ----------                 ---------                    ----------
(State Or Other Jurisdiction Of    (Commission                  (IRS Employer
        Incorporation)             File Number)              Identification No.)


               135 CHESTNUT RIDGE ROAD, MONTVALE, NEW JERSEY 07645
               ---------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (201) 476-9600
                                 --------------
                          Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING.

         On December 21, 2007, Ivivi Technologies, Inc. (the "Company"), notified the American Stock Exchange ("AMEX") of its intention to withdraw the common stock, without par value, of the Company (the "Common Stock") from listing on AMEX, and for the Common Stock to become listed on the NASDAQ Capital Market ("NASDAQ"). The Company expects that trading of the Common Stock on NASDAQ will begin on January 2, 2008 under the symbol "IVVI." The Company also expects that the trading of the Common Stock on AMEX will cease at the close of business on December 31, 2007.

         A copy of the Company's press release announcing its intent to withdraw the Common Stock from listing on AMEX and for the Common Stock to become listed on NASDAQ is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         Effective as of December 21, 2007, the Board of Directors of the Company adopted an amendment (the "Amendment") to the Amended and Restated Bylaws of the Company (the "Bylaws") to permit the Company to issue uncertificated shares. Previously, the Bylaws required that all shares of capital stock of the Company be represented by certificates. The Bylaws were amended in order for the Company to become eligible to participate in a direct registration system (a "Direct Registration System") as required by Section 135 of The American Stock Exchange Company Guide and NASDAQ Marketplace Rule 4350(l). Pursuant to a Direct Registration System, a shareholder may have securities registered in such shareholder's name on the books of an issuer or its transfer agent without the need for a physical certificate to evidence ownership.

         The full text of the Bylaws, as amended by the Amendment, is filed as
Exhibit 3.1 to this Current Report on Form 8-K, and the Amendment is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits

                  Exhibit 3.1 - Amended and Restated Bylaws of Ivivi Technologies, Inc., as amended.

                  Exhibit 99.1 - Press release, dated December 21, 2007.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         IVIVI TECHNOLOGIES, INC.


                                         By: /S/ ANDRE' DIMINO
                                             ----------------------------------
                                             Name:  Andre' DiMino
                                             Title: Co-Chief Executive Officer


Date:    December 21, 2007


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